EXHIBIT 10.1
English Summary of the Conditional Disposal Agreement

DATE:  July 10, 2010

JINHENG AUTOMOTIVE SAFETY TECHNOLOGY HOLDINGS LIMITED
(as the Seller)

And

VITAL GLEE DEVELOPMENT LIMITED
(as the Buyer)

CONDITIONAL DISPOSAL AGREEMENT

re

Shares of

JINHENG (BVI) LIMITED

Index

Clause No.	Headings

1	Interpretation	3
2	Purchase and Sales of Shares	6
3	Pre-conditions	7
4	Consideration	8
5	Completion of Transaction	9
6	Warranties & Covenants	10
7	Confidentiality	10
8	Other Warrants	11
9	Notification	11
10	Time and No Waiver	11
11	Partial Default	11
12	Revision	11
13	Consignment	12
14	Integration of Agreement	12
15	Cost, Expense and Taxes	12
16	Duplicates	12
17	Governing Law, Jurisdiction and receiving Agent	12

Attachment I –	Part A: Description of the company
Part B: Description of the affiliate companies
Attachment II –	Related Warranties
Attachment III –	Part A: No.1 Promissory Note
Part B: No.2 Promissory Note
Part C: No. 3 Promissory Note
Attachment IV –	Share Pledge Agreement
Attachment V –	Trademark License Agreement
Attachment VI –	Part A: Great Idea Supply Agreement
Part B: Winner Supply Agreement
Attachment VII –	Waiver Agreement

This Conditional Disposal Agreement is signed by the Parties below on the 10th day of July, 2010:

Between: Jinheng Automotive Safety Technology Holdings Limited, a corporation duly formed under the laws of Carman Islands with its legal address at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands, and its Hong Kong business address at Unit 605, 6/F, Beautiful Group Tower, 74-77, Connaught Road Central, Central, Hong Kong (hereinafter referred to as the “Seller”);

And: VITAL GLEE DEVELOPMENT LIMITED, a corporation duly formed under the laws of the British Virgin Islands with its legal address at P.O. Box 438, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred herein to as the “Purchaser” or “Buyer”);

WHEREAS,
(i)
Jinheng (BVI) Limited (“Company”) is a corporation duly formed under the laws of the British Virgin Islands with its legal address at P.O.Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. At the date of this Agreement, the legal capital of the Company is HK$1,000.00 divided into 100,000 common shares (“Shares”) with a par value of HK$0.01, of which 10,309 shares have been issued (“Selling Shares”) and wholly owned by the Seller. The Seller is willing to sell his Shares to the Buyer According to terms of this Agreement. Further details of the Company will be presented in Appendix 1 (a) of this Agreement.

(ii)	(ii) under the terms and stipulations of this Agreement, the Seller is willing to sell, and the Buyer is willing to purchase the Selling Shares.

NOW, THEREFORE, the Parties reached the following agreements:

1.    Definitions

1.1	Unless otherwise set forth, the terms below shall have the meanings as set out hereunder in the context of this Agreement (including its preface and its appendixes):

“Accounting Date”	31 May, 2010

“Applaud”
Applaud Group Limited, a corporation duly formed under the laws of British Virgin Islands with its legal address at P.O.Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. At the date of this Agreement, the Applaud owns 231,530,000 shares of the Seller, approximately 48.58% of the total outstanding shares of the Seller.

“Applaud Agreement”
the conditional sale and purchase agreement dated 10 July 2010 and entered into among Wonder Auto and Yearcity as vendors and Jin Ying as purchaser in relation to the sale and purchase of the Applaud Shares

“associate(s)”	has the meaning ascribed thereto in the Listing Rules

“Business Day(s)”	a day on which licensed banks in Hong Kong are open for normal banking business throughout their normal business hours (excluding Saturdays, Sundays and public holidays)

“Completion”	completion of the sale and purchase of the Sale Shares in accordance with the terms and conditions of the Disposal Agreement

“Completion Date”	the seventh (7th) Business Days after all the Conditions Precedent have been fulfilled (or such later date as the parties to the Disposal Agreement may agree in writing)

“Lien”	referring to all liens, encumbrance, pledge, priority, guarantee and other various liabilities in connection of the abovementioned agreements

“First Promissory Note”
the non-interest bearing promissory note in the principal amount of HK$169,500,000 which is due on the 30th day after the Completion Date to be executed by the Purchaser for the purpose of settling part of the  consideration for the Selling Shares, in form set forth in Attachment III

“Group”	the company and its subsidiaries

“Group Company”	any company in the Group

“Hong Kong”	the Hong Kong special admin. zone of China

“Listing Rules”	the rules governing the listing of securities on the stock exchange

“Management Book”	the balance sheet and income statement from January 1, 2010 to the end of fiscal period, a copy of which is attached to this Agreement.

“China”	P.R. China (for purpose of this agreement, excluding Hong Kong and Macao)

“Group Restructure”
the restructuring to be conducted immediately after execution of this Agreement pursuant to which the relevant Group Company shall transfer all of its ownership of Shanxi Winner Auto-Parts Limited and Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd. and shareholder loan (if any) to the Seller (or its designated wholly-owned subsidiary).

“First Promissory Note”
the non-interest bearing promissory note in the principal amount of HK$169,500,000 which is due on the 180th day after the Completion Date to be executed by the Purchaser for the purpose of settling part of the  consideration for the Selling Shares, in form set forth in Attachment III Part A

“SEC”	the SEC of Hong Kong Stock Exchange

“Sellers’ Shareholders”	the shareholder of the Seller

“Stock Exchange”	the Stock Exchange of Hong Kong Limited

“Affiliated Company”
refer to the subsidiaries after the Group Restructure, the detail of which is set forth in Appendix 1. For the avoidance of doubt, Affiliated Company does not include Shanxi Winner Auto-Parts Limited and Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd.

“Supply Agreements”	collectively, the Great Idea Supply Agreement and the Winner Supply Agreement

“Great Idea Supply Agreement”
the supply agreement between Beijing Jinheng Great Idea Auto Electronic System Limited and Jinzhou Jinheng Auto Safety System Limited (one of the group company) stipulating the supply relationship engaging from the completion of the transaction to December 31, 2012. Details of the supply agreement is set forth in Attachment VI Part A

“Winner Supply Agreement”
the supply agreement between Shanxi Winner Auto Parts Limited and Jinzhou Jinheng Auto Safety System Limited (one of the group company) stipulating the supply relationship engaging from the completion of the transaction to December 31, 2012. Details of the supply agreement is set forth in Attachment VI Part B

“Third Promissory Note”
the non-interest bearing promissory note in the principal amount of HK$452,000,000 which is due on the 180th day after the Completion Date to be executed by the Purchaser for the purpose of settling part of the  consideration for the Selling Shares, in form set forth in Attachment III Part B

“Trademark License Agreement”	the trademark agreement signed between group company and its subsidiaries for the using right. Please see Attachment V

“This Agreement”	The agreement set forth for the selling and purchasing of the selling shares

“Relevant Warranties”	The warranties listed in Attachment III regarding the descriptions, warranties and convents stipulated in this Agreement

“Share Pledge Agreement”	the Share Pledge Agreement signed upon the date of completion of the transaction, please see Attachment IV

“Seller’s Shareholder Special Meeting”	A shareholders meeting called in accord with the stipulation set forth in clause 4.1

“Second Promissory Note”
the non-interest bearing promissory note in the principal amount of HK$169,500,000 which is due on the 180th day after the Completion Date to be executed by the Purchaser for the purpose of settling part of the  consideration for the Selling Shares, in form set forth in Attachment III Part C

“Waiver Agreement”
the waiver agreement between the company and its affiliates (not including Shanxi Winner Auto Parts Company and the Shenyang Jinheng Jinsida Auto Electronic System Company), please see the Attachment VII

“HK$”	Hong Kong dollars, the lawful currency of Hong Kong

“US$”	United States dollars, the lawful currency of the United States of America

“%”	per cent.

1.2	Except otherwise defined, all terms in this Agreement have the same meaning stipulated.

1.3	The title of this Agreement has no influence to nature of this Agreement.

1.4	Any insertion of contents and clauses of this Agreement shall not have the same legal effect as this Agreement.

1.5	Except otherwise stipulated, any clause, table or appendix is referred to from this Agreement.

1.6	The regulations, rules and other laws are in connection with the timely updates of themselves.

2.    Purchase and Sales of the Selling Shares

2.1
Subject to the terms and conditions of this Agreement, the Seller, as the legal and beneficial owner of the Selling Shares, hereby agree to sell the Selling Shares and the Buyer agrees to buy the Selling Shares. The Selling Shares shall not be subject to any Lien and shall have all rights attached to the Selling Shares upon the Completion, including rights to all dividends declared or paid after the Completion Date.

2.2	Unless all Selling Shares are sold at the same time, the Seller has no obligation to sell any Selling Shares.

2.3
Upon the Completion of the transaction hereunder, the Buyer shall have all rights to the Selling Share and the Company’s assets and be liable for all liability of the Company, including all equity interest of the Company’s direct or indirect subsidiaries, but excluding any equity interest in and shareholder loan (if any) of Shanxi Winner Auto-Parts Limited (“Shaxi Winner”) or Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd. (“Jinsida”). The Buyer hereby covenants to cause the Group to complete the Group Restructure, the Seller shall have all rights and be liable for all liability or losses of Shanxi Winner and Jinsida during the period after the signing of this Agreement and before the completion of the Group Restructure.

2.4	The Buyer shall prepare an appraisal report of the asset of the Group.

3.    CONSIDERATION

3.1	The total consideration for the Selling Shares is HK$1,130,000,000。

3.2	The total onsideration shall be paid by the Purchaser in the following manner:

(1)
a sum of HK$339,000,000, (the “Initial Payment and Deposit”), shall be paid by the Purchaser within seven calendar days after the date of fulfilment of all conditions set forth in section 4.1 (a) to (e) below;

(2)	a sum of HK$169,500,000 shall be satisfied by the Purchaser by issuing the First Promissory Note upon Completion;

(3)	a sum of HK$169,500,000 shall be satisfied by the Purchaser by issuing the Second Promissory Note upon Completion; and

(4)	the balance of a sum of HK$452,000,000 shall be satisfied by the Purchaser by issuing the Third Promissory Note upon Completion.

3.3	Under Section 3.2(1), the Buyer shall deliver a check equal to the Initial Payment and Deposit on the date set forth thereunder.

3.4
As part of the Buyer’s obligation under Section 3.2 (2) to (4), the Buyer shall execute the Share Pledge Agreement and deliver the relevant documents as set forth in Section 5.4(4) on the Completion Date.

3.5	The Seller shall send its confirmation on receipt of the payments within three Business Days.

3.6
After the Completion of the transaction hereunder, any amount paid by the Purchaser under this Agreement (including but not limited to the Initial Payment and Deposit) shall be non-refundable in any event.

3.7
If Completion does not take place or the Conditions Precedent have not been fulfilled as a result of the sole default of the Purchaser, the Seller shall have right to the Initial Payment and Deposit, and neither party shall have any obligations and liabilities hereunder and neither party shall take any action to claim for damages or to enforce specific performance or any other rights and remedies.

3.8
If Completion does not take place or the conditions precedent have not been fulfilled as a result of the sole default of the Seller, the Seller shall refund the Initial Payment and Deposit to the Purchaser and neither party shall have any obligations and liabilities hereunder and neither party shall take any action to claim for damages or to enforce specific performance or any other rights and remedies.

3.9
If Completion does not take place or the conditions precedent have not been fulfilled other than due to the default of either the Purchaser or the Seller, the Seller shall refund the Initial Payment and Deposit to the Purchaser, and neither party shall have any obligations and liabilities hereunder and neither party shall take any action to claim for damages or to enforce specific performance or any other rights and remedies.

4.    Conditions Precedent

4.1	The completion of the transaction contemplated hereunder is conditional upon the following conditions being satisfied:

(1)
the passing by the shareholders of the Seller at the special shareholder meeting of the Seller of the necessary resolution to approve (i) this Agreement and the transactions contemplated hereunder, including but not limited to the Trademark License Agreement; (ii) the Supply Agreements and transactions contemplated thereunder; (iii) payment of special cash dividend of no less than HK$1.00 per share to the Seller’s shareholders.

(2)
The Buyer’s board shall have approved (i) this Agreement and the transactions contemplated hereunder; (ii) the Supply Agreements and the transactions contemplated thereunder; and (iii) the Trade License Agreement and the transactions contemplated thereunder.

(3)	the Seller, the Purchaser and the Company have each received the approval or consent required for the transfer of the Selling Shares contemplated hereunder.

(4)	All conditions for the closing of the Applaud Agreement have been satisfied (save for the condition for this Agreement to become unconditional);；

(5)	The parties have entered into the Trademark Licence Agreement; and

(6)	the payment of the Initial Payment and Deposit by the Purchaser under Section 3.2(1).

4.2
The Seller and the Buyer shall use its best efforts to cause the satisfaction of the conditions set forth in Section 4.1, including provision of required documents and materials to the Seller, Stock Exchange, SEC and other government authorities.

4.3
If the above conditions have not been satisfied on or before September 30, 2010 or such later date as the parties may agree in writing, neither parties shall be bound to proceed with the sale and purchase of the Selling Shares and the outstanding obligations under this Agreement shall cease to be of any effect (except for sections 7, 9, 15 and 17 which shall remain enforceable).

5.     Completion of Transaction

5.1	Completion shall take place on the seventh Business Day after the date of fulfillment of all the conditions set forth in Section 4.1 hereof or such other date as the parties may mutually agree.

5.2	The following documents shall be delivered by the Seller to the Buyer:

(1)	the documents necessary for the transfer of the Selling Shares to the Buyer signed by the Seller;

(2)	other documents relevant to the transfer of the interest of the Selling Shares;

(3)	the registration and other corporate documents;

(4)	the record of corporation, shareholder list, directors list, and other documents in related with this transaction;

(5)	the resignation letter of all directors of the Group, and if subsidiary of the Group, all directors designated by the Group;

(6)	the board resolution signed by a director of the Seller;

(7)	the copy of the shareholders approval stipulated in clause 4.1, and

(8)	the Waiver Deed signed by the Seller and the Company

5.3	The Seller shall cause its board to hold a board meeting and approve the followings:

(1)	to approve the transaction of the Selling Shares to the Buyer and the relevant registration for such transfer;

(2)	to accept resignation of all directors as set forth in clause 5.2(5), and

(3)	to change the bank account and signature in accord with requirement from the Buyer.

5.4	The Buyer shall provide the following documents upon completion of the transaction:

(1)	the documents necessary for the transfer of the Selling Shares to the Buyer signed by the Buyer;

(2)	the board resolution signed by a director of the Seller;

(3)	other documents stipulated in clause 3.2(2), (3) and (4);

(4)	the promissory notes, and

(5)	the board minutes for approval of the Trademark License Agreement, and/or Supplier Agreements and transactions contemplated thereunder.

5.5	In case the Buyer could not meet the requirements stipulated in clause 5.4, the Seller may:

(1)	postpone the completion of the transaction up to 28 day, or

(2)	perform its obligation under the Agreement, or

(3)	terminate this Agreement without any liabilities.

6.     Warranties & Covenants

6.1	The Seller represents and warranties that the representations and warranties stipulated in the Appendix 2 are accurate and true.

6.2
The Seller hereby covenants that it will use its reasonable best efforts to ensure no material change to the board and senior management of the Group (except for changes agreed upon by both parties or self-initiated resignation by such person) within 12 months after the Completion Date.

6.3
The Seller hereby covenants that, within 3 years after the Completion Date, the Seller will not and will cause its affiliates not to, directly or indirectly, engage in the promotion, sale, distribution or supply of automobile airbags and safety belts (excluding the supply of parties therefor) in China and any other areas.

6.4
The Seller hereby covenants that it shall promptly conduct the Group Restructure after the signing of this Agreement. The Seller shall and causes its subsidiaries to execute all documents necessary for the Group Restructure, the content of which shall be satisfactory to the Buyer to the extent not to the detriment to the Seller.

6.5
Each of the Seller (if applicable, through its independent director committee) and the Buyer covenants to the other party that, before the Buyer publish this Agreement and the transactions contemplated hereunder according to the Listing Rules, it will obtain a fairness opinion issued by an independent third party indicating this Agreement and the transactions contemplated hereunder are fair and reasonable to the respective party. The Seller and the Buyer shall provide a copy of such fairness opinion to the other party as soon as possible.

7.    Confidentiality

7.1	Except otherwise agreed by the other parties, or required by laws and regulations, the Parties of this Agreement shall not make public announcement, press release or other public disclosures allowed.

7.2	No disclosure of any information of this Agreement to persons other than the persons involved in the preparation and implementation of this transaction.

8.    Other Warranties

8.1	The Seller shall execute or cause other person to execute documents and take actions necessary for the transfer of the Selling Shares.

8.2
Before the Buyer performs its obligation stipulated in clause 3.2(2), (3) and (4) and its obligations under the Promissory Notes, the Buyer shall have no right to any distribution or payment to the Company’s shareholders through distribution, return of capital, repayment of shareholder loan or other methods.

9.    Notification

9.1	All related notifications shall be sent to the following addresses:

                To the Seller：     Jinheng Auto Safety Technology Holdings Limited
add.	：	Unit 605, 6/F, Beautiful Group Tower, 74-77, Connaught Road Central, Central, Hong Kong
fax	：	852-2542 0280
attn	：	Tianzhong Fu

                To the Buyer：    Vital Glee Development Limited
add.	：	No.56, Lingxi Avenue, Taihe District, Jinzhou City, Liaoling Province, The PRC
fax	：	86-416-2669641
attn	：	the Board

9.2	All notifications shall be delivered to the indicated addresses by (i) post mail, (ii) personal delivery, and (iii) fax.

9.3	The Seller irrevocably appoints Mr. Tianzhong Fu to receive all documents and notifications of this transaction.

10.   Time and No Waiver

10.1	Time is of essence in this Agreement, while no delay or waiver of obligations of the other party in case of one party no implementation or delay its implementation of this Agreement.

11.   Partial Default

11.1	The effectiveness, validity and enforceability of other clauses in this Agreement shall not be swayed by any jurisdiction changes.

12.           Revision

12.1	No revision, supplement or change be made other than signed by both parties of this Agreement.

13.   Transfer

13.1	No transfer of this Agreement without pre-consent of the other party.

14.   Integrate of Agreement

14.1	This Agreement is the final in replace any previous contracts, arrangements, statements or transactions between the parties.

15.   Cost, Expense and Taxes

15.1	The parties agreed to bear its own expenses incurred during the preparation, discussion and implementation of this Agreement.

15.2	The taxes applied to the transaction under this Agreement shall be borne by the Seller and The Buyer itself.

16.   Duplicates

16.1	This Agreement may be duplicated in any amount for signature. And all signed copies shall be deemed as parts of the integration of this Agreement.

17.   Governing Laws and Jurisdictions

17.1	This Agreement is governed by Hong Kong laws.

17.2	All parties of this Agreement is under the jurisdiction of Hong Kong Court.

18.   Language of This Agreement

18.1	This Agreement is written in Chinese.

Attachment I

Part A: Company Details

Company	:	Jinheng (BVI) Limited
Register	:	British Virgin Islands
Registration No.	:	564095
Funding Date	:	October 14, 2003
Register Office	:	P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands
Register Capital	:	HK$1,000.00
Outstanding Capital	:	HK$103.09

Shareholder	:	name	ownership

		Jinheng Auto Safety Tech. Holdings Limited	100%

Director	:	Li Feng, Xing Zhanwu, Zhao Qingjie
Main Business	:	Investment

Attachment I

Part B: Subsidiary Details

Company	:	Jinheng (Hong Kong) Limited
Register	:	Hong Kong
Registration No.	:	843758
Funding Date	:	March 28, 2003
Register Office	:	Unit 605, 6/F, Beautiful Group Tower, 74-77, Connaught Road Central, Central, Hong Kong
Register Capital	:	HK$1,000.00
Outstanding Capital	:	HK$70.00
Shareholder	:	name	ownership

		Jinheng (BVI) Limited	100%

Director	:	Li Feng, Xing Zhanwu, Zhao Qingjie, Fu Tianzhong

Main Business	:	Investment

Attachment I

Company	:	Jinheng Auto Safety Tech. System Co., Ltd.
Register	:	P.R. China
Registration No.	:	210700400008757
Funding Date	:	January 3, 1997
Register Office	:	No. 16, Block 4, Bohai Street, Jinzhou E & D Zone, Liaoning China
Register Capital	:	HK$185,000,000.00
Outstanding Capital	:	HK$185,000,000.00

Shareholder	:	name	ownership

		Jinheng (Hong Kong) Limited	100%

Director	:	Xing Zhanwu, Zeng Qingdong, Yang Donglin, Li Hong, Hao Dianqing
Main Business	:	Design, manufacture and sales of auto safety airbag system and safety seat belt system

Company	:	Shenyang Brillion Jinheng Auto Safety System Co., Ltd.
Register	:	P.R. China
Registration No.	:	210100401002189
Funding Date	:	December 11, 2003
Register Office	:	Shenyang City, Liaoning Province, P.R. China
Register Capital	:	RMB27,000,000.00
Outstanding Capital	:	RMB27,000,000.00

Shareholder	:	name	ownership

		Jinheng Auto Safety Tech. System Co., Ltd.	37.04%

		Jinheng (Hong Kong) Limited	18.52%

		Langfu International Limited	7.41%

		Shenynag Power Development Limited	22.22%

		Brillion Automotive Company	14.81%

Director	:	Xing Zhanwu, Liu Pengcheng, Shen Lixin, Fu Tianzhong, FangDehe, Hao Dianqing, Yang Donglin, Li Jinwei, Wang Gang
Main Business	:	Design, manufacture and sales of auto safety airbag system, safety seat belt system and other auto parts

Company	:	Beijing Shijia Jinheng Auto Parts Co., Ltd.
Register	:	P.R. China
Registration No.	:	1102231897810
Funding Date	:	October 14, 2005
Register Office	:	No.6, Guoxing Street, Guoxian County, Tongzhou District, Beijing, P.R. China
Register Capital	:	RMB20,000,000.00
Outstanding Capital	:	RMB20,000,000.00

Shareholder	:	name	ownership

		Jinheng Auto Safety Tech. System Co., Ltd.	100%

Director	:	Xing Zhanwu, Yang Donglin, Hao Dianqing,
Main Business	:	Manufacture and sales of auto steering wheels, hickory GICCI decoration wares

Company	:	Harbin Hafei Jinheng Auto Safety System Co., Ltd.
Register	:	P.R. China
Registration No.	:	230108100014019
Funding Date	:	December 3, 2003
Register Office	:	Zone A, Pingfang Industrial Park, Harbin, P.R. China
Register Capital	:	RMB13,000,000.00
Outstanding Capital	:	RMB13,000,000.00

Shareholder	:	name	ownership

		Jinheng Auto Safety Tech. System Co., Ltd.	90%

		Hafei Automotive Company	10%

Director	:	Yang Donglin, Hao Dianqing
Main Business	:	Design, manufacture and sales of auto safety airbag system and other auto parts

Attachment II

Relevant Warranties

1.           Share Disposal

1.1	The seller is the registered shareholder and interest owner of the selling shares.

1.2	Except otherwise stipulated in terms of this agreement, there is no restrictions by any installment, mortgage or pledge.

2.           The Seller

2.1
The seller is in its full capable to act signing of this agreement and implement the obligations defined in this agreement (include, not limited to, transfer to equity right of the selling shares to the buyer)

2.2	Upon signing of this agreement, all terms in this agreement shall be valid and bonding to the parties of this agreement.

3.           Miscellaneous

The statements in the preface and the appendix are true and accurate.

4.           Management Book

The management book is prepared in accord with the good and commonly accepted accounting principles, and relevant laws and regulations of Hong Kong, and well up to the standard of integrity and accuracy, so as to exhibit the true and fair financial status of the group company, including the assets and liabilities, during the accounting period.

5.           Assets and contingent liability

The seller shall disclose its assets and contingent liability on its Hong Kong Stock Exchange website. The seller shall be liable for the truth and accuracy of its material events.

Attachment III

Part A

The First Promissory Note

Date:     July  , 2010

VITAL GLEE DEVELOPMENT LIMITED, a corporation duly formed under the laws of the British Virgin Islands with its legal address at P.O. Box 438,Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, herein consent and promise to pay HK$ 169,500,000(principal amount) to Jinheng Automotive Saftey Technology Holdings Limited(including transferee and holdings of this note) , with address herein at Unit 605, Beautiful Group Tower, 77, Connaught Road Central, Central, Hong Kong

The principal shall bear no interest, and be paid in full amount at the maturity date(The 30th day from the date of issue of the First Promissory Note), in accordance with the following regulations.

The Issuer may, with three Business Days’ prior notice in writing to the Payee, redeem the Promissory Note, and repay whole or any part of the outstanding Principal Amount at any time from the date of issue of the Promissory Notes until three Business Days immediately prior to the maturity date of the relevant Promissory Note. The redemption notice shall be effective upon received by the Payee, once given may not be rescinded or withdrawn.A day on which licensed banks in Hong Kong are open for normal banking business throughout their normal business hours (excluding Saturdays, Sundays and public holidays)，which for the purpose of the Promissory Note.

The amount under this context will be paid to the payee by a promissory note signed by a HongKong bank.

The Promissory Note(s), be freely transferable and assignable by the payee to any other person and any subsequent holder of the Promissory Note(s) will (except as otherwise required by law) be treated as the absolute owner of the Promissory Note(s) for all purposes.

Time is the key herein. Failure, delay of the payee to exercise any right or any partial right under this regulation shall not operate as a waiver thereof. The payee may further exercise the relevant right when it’s proper at its own discretion. However, if the issuer fails to pay any amount due under the relevant Promissory Notes, a default interest shall be calculated from and including the maturity date to the date of actual payment at the rate (the “Default Interest Rate”) of the one-year lending rate of The People’s Bank of China on the outstanding Principal Amount

Any affair in this promissory note shall be governed and construed in accordance with laws and regulations of the HongKong special administrative region of the People Republic of China. Parites irrevocably submits to the non-exclusive jurisdiction of the Hong Kong courts .

VITAL GLEE DEVELOPMENT LIMITED
SIGNED AND SEALED

Name：	Name：
Title：	Title：

Attachment III

Part B

The Second Promissory Note

Date:     July   ,2010

VITAL GLEE DEVELOPMENT LIMITED, a corporation duly formed under the laws of the British Virgin Islands with its legal address at P.O. Box 438,Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, herein consent and promise to pay HK$ 169,500,000(principal amount) to Jinheng Automotive Saftey Technology Holdings Limited(including transferee and holdings of this note) , with address herein at Unit 605, Beautiful Group Tower, 77, Connaught Road Central, Central, Hong Kong

The principal shall bear no interest, and be paid in full amount at the maturity date (The 90th day from the date of issue of the First Promissory Note), in accordance with the following regulations.

The Issuer may, with three Business Days’ prior notice in writing to the Payee, redeem the Promissory Note, and repay whole or any part of the outstanding Principal Amount at any time from the date of issue of the Promissory Notes until three Business Days immediately prior to the maturity date of the relevant Promissory Note. The redemption notice shall be effective upon received by the Payee, once given may not be rescinded or withdrawn.A day on which licensed banks in Hong Kong are open for normal banking business throughout their normal business hours (excluding Saturdays, Sundays and public holidays)，which for the purpose of the Promissory Note.

The amount under this context will be paid to the payee by a promissory note signed by a HongKong bank.

The Promissory Note(s), be freely transferable and assignable by the payee to any other person and any subsequent holder of the Promissory Note(s) will (except as otherwise required by law) be treated as the absolute owner of the Promissory Note(s) for all purposes.

Time is the key herein. Failure, delay of the payee to exercise any right or any partial right under this regulation shall not operate as a waiver thereof. The payee may further exercise the relevant right when it’s proper at its own discretion. However, if the issuer fails to pay any amount due under the relevant Promissory Notes, a default interest shall be calculated from and including the maturity date to the date of actual payment at the rate (the “Default Interest Rate”) of the one-year lending rate of The People’s Bank of China on the outstanding Principal Amount

Any affair in this promissory note shall be governed and construed in accordance with laws and regulations of the HongKong special administrative region of the People Republic of China. Parites irrevocably submits to the non-exclusive jurisdiction of the Hong Kong courts .

VITAL GLEE DEVELOPMENT LIMITED
SIGNED AND SEALED

Name：	Name：
Title：	Title：

Attachment III

Part C

The Third Promissory Note

Date:     July   ,2010

VITAL GLEE DEVELOPMENT LIMITED, a corporation duly formed under the laws of the British Virgin Islands with its legal address at P.O. Box 438,Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, herein consent and promise to pay HK$ 452,000,000 (principal amount) to Jinheng Automotive Saftey Technology Holdings Limited(including transferee and holdings of this note) , with address herein at Unit 605, Beautiful Group Tower, 77, Connaught Road Central, Central, Hong Kong

The principal shall bear no interest, and be paid in full amount at the maturity date (The 180th day from the date of issue of the First Promissory Note), in accordance with the following regulations.

The Issuer may, with three Business Days’ prior notice in writing to the Payee, redeem the Promissory Note, and repay whole or any part of the outstanding Principal Amount at any time from the date of issue of the Promissory Notes until three Business Days immediately prior to the maturity date of the relevant Promissory Note. The redemption notice shall be effective upon received by the Payee, once given may not be rescinded or withdrawn.A day on which licensed banks in Hong Kong are open for normal banking business throughout their normal business hours (excluding Saturdays, Sundays and public holidays)，which for the purpose of the Promissory Note.

The amount under this context will be paid to the payee by a promissory note signed by a HongKong bank.

The Promissory Note(s), be freely transferable and assignable by the payee to any other person and any subsequent holder of the Promissory Note(s) will (except as otherwise required by law) be treated as the absolute owner of the Promissory Note(s) for all purposes.

Time is the key herein. Failure, delay of the payee to exercise any right or any partial right under this regulation shall not operate as a waiver thereof. The payee may further exercise the relevant right when it’s proper at its own discretion. However, if the issuer fails to pay any amount due under the relevant Promissory Notes, a default interest shall be calculated from and including the maturity date to the date of actual payment at the rate (the “Default Interest Rate”) of the one-year lending rate of The People’s Bank of China on the outstanding Principal Amount

Any affair in this promissory note shall be governed and construed in accordance with laws and regulations of the HongKong special administrative region of the People Republic of China. Parites irrevocably submits to the non-exclusive jurisdiction of the Hong Kong courts .

VITAL GLEE DEVELOPMENT LIMITED
SIGNED AND SEALED

Name：	Name：
Title：	Title：

[Remarks] This document is the translation from original in Chinese, and all contents are subject to the original version with signatures.

Attachment IV

Share Pledge Agreement

DATE:

VITAL GLEE DEVELOPMENT LIMITED
(as the Chargor)

IN FAVOUR OF

JINHENG AUTOMOTIVE SAFETY TECHNOLOGY HOLDINGS LIMITED
(as the Chargee)

SHARE PLEDGE AGREEMENT

re

Shares of

JINHENG (BVI) LIMITED

Index

Clause No.	Headings

1	Interpretation	1
2	Charging provisions	3
3	Representations and warranties	4
4	General covenants	5
5	voting rights	9
6	Enforcement of security	10
7	Third parties dealing with the Chargee	12
8	Further assurance	12
9	Power of attorney	12
10	Warranties and undertakings of the Chargee	12
11	Release	13
12	Nature of security	13
13	Expenses	14
14	Miscellaneous	14
15	Assignment	16
16	Indemnity	16
17	Notices	16
18	Law and jurisdiction	17

Execution

Attachment I - Instrument of Transfer
Attachment II – Resignation Letter
Attachment III – Written Resolution of Change of Directors
Attachment IV - Written Resolution of Share Transfer

THIS CHARGE is dated [•]:

VITAL GLEE DEVELOPMENT LIMITED，a company incorporated in British Virgin Islands, its registered office is P.O. Box 438, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, fax no.：86-416-2669641（the “Chargor”）；

IN FAVOUR OF:

Jinheng Automotive Safety Technology Holdings Limited，a company incorporated in Cayman Islands, its registered office is Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands, its principal place of business is Room 605, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong, fax no.: 00852-2542 0280 （”Chargee”）

WHEREAS:

（A）Jinheng (BVI) Limited（”the Company”）is a company incorporated in British Virgin Islands, its registered office is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands. As at the date of entering into this deed of charge, the authorized share capital of the Company is HK$1,000, dividend into 100,000 ordinary shares of HK$0.01 par value（”Share”）, of which 10,309 Shares has been issued and fully paid up.

（B）Pursuant to the 《Agreement for the Sale and Purchase of the Entire Share Capital of the Jinheng (BVI) Limited》（”Sales and Purchase Agreement”）entered between  the Chargor and the Chargee dated 10 July 2010, Chargee agreed to sell and Chargor agreed to purchase the sale shares at a consideration of HK$1,130,000,000, in which the settlement method of the consideration including the Chargor issues Promissory Notes to the Chargee (as defined in the Sales and Purchase Agreement).

（C）As security for the performance of Chargor under the Promissory Notes, the Chargor enter into this Deed of Charge in favor of the Chargee.

NOW THIS CHARGE WITNESSES as follows:

1.	INTERPRETATION

1.1 Words and expressions defined in the Sale and Purchase Agreement shall, unless otherwise specified, have the same meanings when used herein: In this Charge (including the Recitals hereto), except where the context otherwise requires:

“Charged Securities” means 100% of the entire issued share capital of the Company legally and beneficially owned by the Chargor, including all dividends paid or payable thereon and stocks and shares, rights, monies and property accruing or offered at any time by way of substitution, redemption, bonus, preference, option, exchange, dividend, distribution, scheme of arrangement or organization or otherwise to the same or in respect thereof；

“Disposition” means any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, tenancy, license, direct or indirect reservation, waiver, compromise, release, dealing with or in or granting of any option, right of first refusal or other right or interest whatsoever and includes any agreement so to do and “Dispose” and “Disposal” shall be construed accordingly;

“Encumbrance” means any mortgage, charge, pledge, lien, hypothecation or other encumbrance, priority of security interest, deferred purchase, title retention, leasing, sale-and-repurchase or sale-and-leaseback arrangement whatsoever over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the same；

“Secured Obligations” means any and all of the obligations of the Chargor under the Sale and Purchase Agreement and the Promissory Notes (whether or not for the payment of money, and including any obligation to pay damages for breach of contract) and any and all of the obligations of the Chargor under this Charge and/or all other obligations hereby secured (whether or not is secured alone or jointly, and no matter of what method, name or form of security, and no matter as an assignor or securer)

“Shares” as defined in the paragraph (A) in the recital；

“this Charge” means this instrument, as originally executed or amended from time to time

“the Group” means the Company and its subsidiaries；

“Group Company” means any member company of the Group；

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC；

“HK$” means Hong Kong dollars, the lawful currency of Hong Kong; and

“US$” means United States Dollars, the lawful currency of the United States of America.

1.2 Except to the extent that the context requires otherwise, any reference in this Charge to:

(1)	any document shall include that document as in force for the time being and as amended in accordance with the terms thereof or with the agreement of the parties thereto;

(2)	any enactment shall include the same as from time to time re-enacted, amended, extended, consolidated or replaced; and

(3)	a “person” includes any individual, company, corporation, firm, partnership, joint venture, association, organization, unit or trust (in each case, whether or not having separate legal personality).

1.3 The headings and table of contents in this Charge are inserted for convenience only and shall be ignored in construing this Charge. Unless the context otherwise requires, references in this Charge to the singular shall include the plural and vice versa, and references to one gender shall include all genders. Unless otherwise stated, references in this Charge to Clauses are to the clauses of this Charge.

2.	CHARGING PROVISIONS

2.1 In consideration of the Sale and Purchase Agreement entered into between the Chargor and the Chargee and the Chargee agrees to accept the Promissory Notes issued by the Chargor, the Chargor as legal and beneficial owner hereby charges by way of first fixed charge the Charged Securities to the Chargee as continuing security for the payment and discharge of the Secured Obligations.

2.2 This Charge should be effective upon the completion of the Sale and Purchase Agreement. The Chargor hereby undertakes that it shall forthwith upon the execution of this Charge, deliver to the Chargee or its designated person the following items:

(1)	share certificate in respect of the Charged Securities issued in the name of the Chargor;

(2)	undated instrument of transfer in respect of the Charged Securities duly executed in blank by the Chargor;

(3)	undated letters of resignation of all the directors of the Company;

(4)
undated written resolutions of the all directors of the Company approving the transfer of the Charged Securities, the resignation of directors of the Company and the appointment of nominees designated by the Chargee as new director(s) of the Company;

(5)	the written resolution of all directors of the Company for the approval of transfer the Charged Securities to the Chargee or its nominee, without any date on it；

(6)
the stat record of the Company (including the company chop and common seal, the certificate of incorporation, the certificate of business registration, the memorandum and articles of the association, all certificates and transfer documents, register of members, register of directors, board minutes, register of charge, share certificates, tax reports, accounting books and other records of the Company); and

(7)
Other documents in order to reflect the ownership over the Charged Securities by the Chargee (signed by the registered owner or its representative), or to pass the ownership of the Charged Securities to the Chargee or its designated person, or any other documents that may require from time to time by the Chargee, and the Chargee can register such documents at any time without any notification to the Chargor.

2.3 The Chargor hereby undertakes that upon receipt of any further shares or securities of the Company or any dividends, rights, monies or property accruing or offered in respect of the Charged Securities or other securities of the Company, it shall forthwith deposit the same with the Chargee or its nominee, together with the relevant instruments of transfer in favor of the Chargee or any one or more of its nominees, or other applicable instrument of transfer acceptable to the Chargee, all duly executed or if required by the Chargee, in such form that the Chargee may complete the due execution thereof (which completion on behalf of the Chargor, the Chargor hereby expressly authorizes and ratifies).

2.4	Upon the Deed of Charge is duly signed, Chargee has the right to register the following information in the register of member of the Company:

(1)	Identified that the Charged Securities has been charged to the Chargee under the Deed of Charge; and

(2)	the registration date of recording such remarks in the register of member.

2.5 The Chargor hereby agrees that at any time after the date hereof, the Chargee may, at the cost of the Chargor, register the Charged Securities in the name of the Chargee or its nominee.

3.	REPRESENTATIONS AND WARRANTIES

3.1 The Chargor hereby represents and warrants to the Chargee as follows (unless those circumstances of the Group Company exist before the completion of the Sale and Purchase Agreement)

(1)	the Chargor is the legal and beneficial owner of the Charged Securities free and clear of all Encumbrances and Dispositions and has good and marketable title thereto;

(2)	the Charged Securities are validly issued and fully paid or credited as fully paid;

(3)
the Charged Securities are not liable to any call, assessment or demand of any kind and any Group Company has not granted any right or option whatsoever to call for the issue of any further shares in that Group Company;

(4)	the Chargor has full power, authority and right to charge the Charged Securities in the manner provided in this Charge free from all Dispositions and Encumbrances;

(5)
the execution, delivery and performance of this Charge by the Chargor will not exceed any power granted to the Chargor or violate in any respects of (a) any provisions of any law or regulation or any order or decree of any governmental agency or court to which it is subject; or (b) any mortgage, charge, deed, contract or other undertaking or instrument to which the Chargor is a party or which is binding upon the Chargor or its assets; or (c) the articles and memorandum of the association of the Chargor. And the execution, delivery and performance of this Charge will not result in the creation or imposition of, or any obligation to create or impose, any Encumbrance on any of the assets save and except the Encumbrance created hereunder;

(6)
all governmental or other authorizations, approvals and consents required for or in connection with the execution, validity, enforceability or admissibility in evidence of this Charge have been obtained and all such authorizations, approvals and consents are in full force and effect;

(7)	this Charge constitutes legal, valid and binding obligations on the Chargor and enforceable against the Chargor in accordance with its terms;

(8)
it is necessary or advisable under any law to file, register or otherwise record this Charge in any public office or elsewhere or to pay any stamp, registration or similar tax on or in relation to this Charge in order to ensure the legality, validity, enforceability, effectiveness or admissibility in evidence of this Charge;

(9)	in any proceedings in relation to this Charge taken in the relevant jurisdiction where the Chargor carries on its business or has assets, the choice of Hong Kong law should be recognized and enforced;

(10)	the Group Company has not issued or resolved or agreed to issue or granted any shares, options or other right to acquire any shares or securities of the Group Company to any person;

(11)
the Chargor is generally subject to civil and commercial law and to legal proceedings and neither it nor any of its assets or revenues is entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

(12)
no litigation, arbitration or administrative proceeding is currently taking place or pending or threatened against any of the Chargor, the Group Company or its assets which if adversely determined would have a material adverse effect on the ability of any of the Chargor to perform its obligations under this Charge;

(13)	the facts stated in the Recitals are true and correct in all respects；

(14)
the Company is beneficially owned the entire interest of subsidiaries listed in the Sale and Purchase Agreement, and the registered share capital of the Company in its subsidiaries has been fully paid; and

(15)	the Sale and Purchase Agreement, those Promissory Note and this Charge is legally valid and enforceable under its jurisdiction.

3.2  The Chargor further represents and warrants to the Chargee that so long as part of the Secured Obligations remains outstanding, each of the representations and warranties set out in Clause 3.1 will be correct and complied with in all respects.

4.	GENERAL COVENANTS

4.1 The Chargor hereby covenants with the Chargee that so long as any part of the Secured Obligations remains outstanding, it will:

(1)	warrant and defend its title to and the security interest in the Charged Securities hereby created in favor of the Chargee against any and all claims of all persons whomsoever;

(2)	procure that at all times the Charged Securities are free from any restrictions on transfer;

(3)
punctually pay all calls or other payments due in respect of any of the Charged Securities and in case of default, the Chargee may (but shall not be obliged to), if it thinks fit, make any such payment on behalf of the Chargor and in which event the Chargor shall reimburse the Chargee on demand any reasonable sums so paid together with interest thereon at such rate of the one-year lending rate of the People’s Bank of China for overdue sums from the date on which payment was made up to the date of full repayment;

(4)
at its own expense, subscribe and pay for all rights, shares, options, warrants or securities of the Company from time to time offered to the Chargor or the Chargee by virtue of the holding of the Charged Securities;

(5)
pay to the Chargee upon demand, on a full indemnity basis, all costs and expenses and charges (including legal fees) incurred by the Chargee in connection with the perfection or preservation of the security created by this Charge or with the preservation, enforcement, exercise or attempted or intended exercise of any right, power or remedy hereunder and to pay interest thereon at such rate of the one-year lending rate of the People’s Bank of China from the date on which such expense or liability was incurred by the Chargee to the date of full payment, which until payment shall form part of the Secured Obligations;

(6)
with prior written consent from the Chargee, procure the Group Company not to allot or issue any shares or grant any right to subscribe shares, and will not change the authorized share capital or any attached rights to the share capital

(7)	duly perform, observe and comply with its obligations hereunder in all respects and in accordance with all laws and regulations applicable to the transactions contemplated hereby;

(8)	promptly advise the Chargee in writing upon becoming aware of the occurrence of any event or any material adverse factor which may inhibit the Chargor in the performance of its obligations hereunder;

(9)	promptly upon becoming aware inform the Chargee of the occurrence of any default on Sale and Purchase Agreement, such Promissory Notes or this Charge；

(10)
obtain and maintain all authorizations, approvals and consents to ensure that this Charge is and will remain in full force and effect and take immediate steps to obtain and thereafter maintain in full force and effect any other authorizations which may become necessary for the purposes stated herein;

(11)	ensure that at all times the claims of the Chargee against the Chargor hereunder will rank first in priority of payment and security against the claims of all its creditors;

(12)
promptly notify the Chargee of any notice or communication relating to this Charge, which may adversely affect the rights of the Chargee under the this Charge as and when the Chargor receives the same;

(13)
do or permit to be done everything which the Chargee may from time to time require to be done for the purpose of enforcing the Chargee’s rights hereunder and will allow the name of the Chargor to be used as and when required by the Chargee for that purposes;

(14)	at all time remain the legal and beneficial owner of the Charged Securities unless the Chargee otherwise agrees in writing;

(15)
procure that the Group Company shall not amend or make any supplement on the memorandum and articles of association, which may adversely affect the rights of the Chargor to perform its obligations under this Charge；

(16)
procure that the Group Company will operate in line with its previous way, and will not enter into any agreements or undertakings which are abnormal or intended to damage the benefit of the Chargee, unless the Chargee otherwise agrees in writing;

(17)	procure that the Chargee will be reasonably notified the business, financial, assets and prospects of the Group Company in all material aspects；

(18)
procure that at any time this Charge is effective and the Secured Obligations have outstanding or not completed, before 31 August of every year provide to the Chargee the unaudited consolidated financial statements of the Company between 1 January and 30 June of the year, before 31 March of next year provide to the Chargee the audited consolidated financial statements of the Company between 1 January and 31 December of the year; and

(19)
Unless in the normal business not affect the enforcement of the right of charge, without the written consent from the Chargee, procure the Group Company will not perform the following activities, and the board of directors or its shareholders meeting will not pass the resolution to perform the following activities：

(a)
issue and shares or grant share options for any shares or not paid-up shares of the Group Company, or issue warrants, debentures, securities or other rights which can transfer into shares, or sign any agreements for the above said activities；

(b)	capitalize, repay or distribute in other way, the credit amount of the reserve account of the Group Company;

(c)	the cessation or winding-up of the Company；

(d)	amend the rights attached to the Shares;

(e)	amend the memorandum and articles of association of the Group Company, pass the resolutions which is not in line with the conditions of this Charge;

(f)	other than the ordinary course of business of the Group Company, dispose the lease agreement or other rights owned or used by the Company, or set the mortgage or other Encumbrance on that property；

(g)	other than the ordinary course of business of the Group Company, dispose the property or other assets of the Company；

(h)	the Group Company acquire or establish any subsidiary, or acquire the shares of other company, or the Group Company join any partnership or joint venture；

(i)	sell or dispose the business or assets of the Group Company;

(j)	other than the ordinary course of business of the Group Company, enter into material agreements with any shareholder or its associates;

(k)
other than the ordinary course of business of the Group Company, lend money to others(not to bank or its ordinary course of business, including deposit), approve borrowings, provide guarantee or remedies or borrow money from bank, financial institutions or other person(unless regulated under the clauses of this Charge), and such amount more than RMB500,000;

(l)	the Group Company merge or consolidate with other company;

(m)	change the composition of the board of directors of the Group Company (other than the change regulated under the clauses of this Charge)；

(n)	change the profit distribution policy of the Group Company;

(o)	making capital commitment by the Group Company；

(p)	adopt share option schemes by the Group Company；

(q)	substantially change the director remuneration of the Group Company；

(r)	make, declare and pay dividend; and

(s)	allow other person by the way of subscribe shares or transfer to be the shareholders of the Company, unless regulated in the Charge.

4.2 The Chargor further covenants with the Chargee that so long as any part of the Secured Obligations remains outstanding, without the prior written consent of the Chargee, it will not:

(1)	dispose of, create or permit to arise or subsist any Encumbrance over the Charged Securities or any part thereof or the equity of redemption thereof under this Charge;

(2)	demand or accept any payment from the Group Company by way of distribution, return of capital or otherwise howsoever in respect of any shares in the capital of the Company;

(3)	permit or agree to any variation of the rights attaching to any of the Charged Securities

(4)	transfer, dispose or disposal any or part of the any shares of the Group Company.

4.3 The Chargor further covenants with the Chargee that the Charged Securities constitute all the issued shares of the Company.

4.4 If the Chargor defaults in performing its obligations under Clause 4.1(3) or 4.1(5), without prejudice to any rights of the Chargee, the Chargee may effect any such payment as may be required to be made by the Chargor or, as the case may be, subscribe to and pay for the rights or other issues and any money so paid by the Chargee shall be repaid on demand together with interest thereon at such rate of the one-year lending rate of the People’s Bank of China for overdue sums which is for the time being notified to the Chargor (as well after as before judgment) from the date on which payment is made to the date of full repayment, which shall until payment form part of the Secured Obligations.

5.	VOTING RIGHTS

5.1 Until this Charge hereby constituted becomes enforceable, the Chargor shall at any time exercise any voting rights in respect of the Charged Securities provided that will not affect the right of the Chargee.

5.2 Upon this Charge becoming enforceable and at any time thereafter, the Chargee or its nominee may (to the entire exclusion of the Chargor) at any time at the discretion of the Chargee exercise any voting rights in respect of the Charged Securities and all powers or rights given to trustees by sub-sections (4) and (5) of section 11 of the Trustee Ordinance of Hong Kong in respect of securities subject to a trust and all powers or rights which may be exercised by the person in whose name the Charged Securities are registered.

6.	ENFORCEMENT OF SECURITY

6.1          The Chargee shall be immediately enforceable on or at any time or times after any circumstances stated below happen:

(a)          The Chargor does not pay, repay or satisfy any payable amount under the Sale and Purchase Agreement, the Promissory Notes or this Charge of the Extended Period. “Extended Period means:

(i)	for the First Promissory Note, 30 days after the maturity date of the First Promissory Note;
(ii)	for the Second Promissory Note, 30 days after the maturity date of the Second Promissory Note;
(iii)	for the Third Promissory Note, 60 days after the maturity date of the Third Promissory Note;

(b)          Other the waiver of the relevant Extended Period mentioned in the clause 6.1 above, the Chargor cannot perform its Secured Obligations or other obligations, declarations or undertakings under this Charge, or the Chargor default any obligations under the Sale and Purchase Agreement or such Promissory Notes;

(c)          Any representations, declarations or undertakings made by the Chargor under this Charge, or any repeated representations, declarations or undertakings under this Charge, is proved to be wrong or misleading；

(d)          Any creditors take over the Chargor or all or part of assets, or any events for the purpose of assign (or assigned) receiver, executor, trustee or similar person to take over all or part of the assets of the Chargor；

(e)          Other the waiver of the relevant Extended Period mentioned in the clause 6.1 above, the Chargor (i) not able to satisfy all matured liabilities, (ii) terminate or temporarily terminate to pay all or part of its liabilities, or have a threat of this, (iii) commence the negotiation or take any actions to consolidate, rearrange or extend the repayment period of all liabilities (or any part of liabilities that cannot repay once matured), (iv) proposed or executed any arrangement on liabilities in favor of creditors, (v) any business has been stopped operation, or has received a threat on this, or (vi) declared liquidation; and

(f)           the Chargor has been applied for bankruptcy, liquidation or insolvency, or an order has been declared by the court, or an effective resolution has been passed or any other actions in related to this has been taken, and if such application or action is not applied or taken by the Chargor, any such order or other actions do not release or terminated within 7 days.

6.2 Upon the security hereby constituted becoming enforceable and at any time thereafter, the Chargee may without prejudice to any of its rights under this Charge, to the exclusion of the Chargor, and without any notice to or further consent or concurrence by the Chargor exercise all rights and enjoy all benefits attaching to the Charged Securities as if it were a sole beneficial owner thereof including without limitation the right to vote and to receive dividends.

6.3 Upon the security hereby constituted becoming enforceable after the Chargee has given to the Chargor a notice of its intention to dispose of the Charged Securities, the Chargee shall be entitled to dispose of the Charged Securities or any part thereof by such method, upon such terms and for such consideration (whether payable or deliverable immediately or by installments), or the Chargee may in its absolute discretion to transfer the Charged Securities to third parties at a reasonable price. The Chargee has the power to postpone any such Disposition and in any such case the Chargee may exercise any and all rights attaching to the Charged Securities as it in its discretion may determine and without being answerable for any loss occasioned by such Disposition or resulting from postponement thereof or the exercise of such rights.  The Chargor shall not have any claim against the Chargee or its nominee in respect of any loss arising out of any such sale or any postponement thereof howsoever caused and whether or not a better price could or might have been obtained upon the sale of the Shares or any of them by deferring or advancing the date of such sale.

6.4 All monies received by the Chargee in respect of the Disposition by it of the Charged Securities or any part thereof or otherwise howsoever arising out of the exercise by the Chargee of its power hereunder shall be applied in or towards payment of the Secured Obligations in such order as the Chargee deems fit.  If such proceeds are insufficient to discharge the Secured Obligations in full, then nothing contained in this Charge shall prejudice the rights of the Chargee against any of the Chargor or any other person under this Charge in respect of such deficiency.  In connection with any proposed Disposition, the Chargor hereby waives all rights to confidentiality in respect of the Shares or business of the Company and its subsidiaries.

6.5 For the purpose of assisting the Chargee in the exercise of any rights conferred by this Clause 6, the Chargor hereby covenants that it will promptly execute such bought and sold notes, instruments of transfer, proxies, the director resignation letter of the Company, the board of director resolution of the Company and other documents as the Chargee may require and will procure the registration of transfers of the Charged Securities and the entry of the Chargee or such persons it may appoint in the register of members as the holder of the Charged Securities and give all necessary assistance to the Chargee in arranging the registration of the transfer of the Charged Securities to the Chargee or such persons it may appoint in the books of the Company and the entry of the Chargee or such persons it may appoint in the register of members of the Company as the holder of the Charged Securities, and the entry of the Chargee or such persons it may appointed as the new directors of the Company in the register of directors.

6.6 When the Chargor execute all Charged Securities under this Charge, the Chargee may in its absolute discretion consider all the Secured Obligations of the Chargor under this Charge have been fully satisfied, and all the obligations of the Chargor under this Charge is deemed to be fully released.

6.7 When the Chargor execute all Charged Securities under this Charge, all expenses, stamp duty or other tax in related to the dispose of Charged Securities (if necessary) should be borne by the Chargor.

7.	THIRD PARTIES DEALING WITH THE CHARGEE

7.1 The Chargor agrees that, upon any Disposal of the whole or any part of the Charged Securities or rights which the Chargee shall make or purport to make under this Charge, a statement in writing signed by any director, officer or manager for the time being of the Chargee that the security constituted hereby is enforceable and that the power of sale has become exercisable shall be conclusive evidence of the fact in favour of any purchaser or other persons to whom any of the Charged Securities or rights may be transferred.  The purchaser or other person will take the Charged Securities or rights free of any right of the Chargor or any person claiming under it and the Chargor hereby undertakes to fully indemnify the Chargee and keep the Chargee fully indemnified against any claim which may be made against the Chargee by such purchaser or such other person by reason of any defect in its title to the Charged Securities or other rights.

7.2 Upon any Disposition of the Charged Securities or any part thereof under Clause 6.3, the purchaser shall not be bound to see or enquire whether the power of Disposition of the Chargee has arisen in the manner herein provided and the Disposition shall be deemed to be within the power of the Chargee and the receipt of the Chargee for the purchase money shall effectively discharge the purchaser who shall not be concerned or be in any way answerable therefor.

8.	FURTHER ASSURANCE

8.1          The Chargor agrees, at its own costs and expenses, to execute and do all assurances, acts, deeds and things as the Chargee may reasonably require, and procure other interested parties so to do, for protecting or perfecting the security over all or any part of the Charged Securities or for facilitating the realization of all or any part of the Charged Securities and the exercise of all powers, rights, remedies, authorities and discretions vested in the Chargee.  The Chargor shall, in particular, execute all transfers and assurances of all or any part of the Charged Securities whether to the Chargee or to its nominees or purchasers and give all notices, orders and directions which the Chargee may think expedient.

9.	POWER OF ATTORNEY

9.1 As continuing security for the discharge of the Secured Obligations and the performance of its obligations hereunder, the Chargor hereby irrevocably appoints the Chargee and any 2 officers from time to time nominated by the Chargee, each with full power of substitution and each with full power to act alone, to be its attorneys and in its name and on behalf to sign, seal and deliver or otherwise execute and do all such assurances, deeds, acts, documents and things (whether as their own act or deed or otherwise) which, in the opinion of the Chargee, it should execute or do pursuant to any of the terms of this Charge or for the purpose of giving the Chargee the full benefit of this Charge and the security hereby created and generally to use its name in the exercise of all or any of the powers conferred on the Chargee hereunder.

9.2 The Chargor hereby ratifies and confirms and covenants to ratify and confirm whatever such attorneys shall lawfully do or cause to be done by virtue of Clause 9.1.

10.	WARRANTIES AND UNDERTAKINGS OF THE CHARGEE

The Chargee hereby warrants to the Chargor that so long as part of the Secured Obligations remains outstanding, the Chargee warrants and undertakes：

10.1 Other than execution of the charge, it will not abuse the power or rights as a Chargee;

10.2 Other than execution of the charge, it will not intervene the normal operation of the secured assets;

10.3 Other than execution of the charge, the Chargee will fully cooperate with the Chargor for any reasonable merge and acquisition, financing and investment; and

10.4 Within 60 days after the release of the charge, making all discharge procedures and complete the related legal processes, and return all records and documents as stated in clause 2.2.

11.	RELEASE

11.1 Within 30 days after the discharge of the Secured Obligations (including provision for contingent liabilities in such manner and of such amount as may be determined by the Chargee in its absolute discretion) and all obligations and liabilities under this Charge but subject to the rights of any other person which have arisen as a result of the exercise by the Chargee of any of its powers, rights and remedies hereunder and the rights of any third party, the Chargee shall take all steps that may be necessary to release and discharge the Charged Securities from the security hereby created and where appropriate, transfer the Charged Securities to the Chargor or as the Chargor may direct and release the Chargor from the terms of this Charge.

11.2 Any release, discharge or transfer as mentioned in Clause 11.1 shall be in such form as the Chargee shall approve and shall be made at the cost and expense of the Chargor. On any release of any of the Charged Securities, the Chargee shall return the identical securities (i.e. the clause 2.2 of this Charge) which were deposited, lodged, held or transferred to the Chargor.

11.3 Clause 11.1 shall apply only in respect of such number of the Charged Securities as remains after the exercise of the rights, powers and remedies of the Chargee in the event of the security conferred by this Charge becoming enforceable and shall not in any way restrict or be construed so as to restrict such rights, powers and remedies.

12.	NATURE OF SECURITY

12.1 The security created by this Charge is in addition to and not in substitution for and shall not in any way affect or be affected by any other security or guarantee which the Chargee may now or at any time hold or take from the Company, the Chargor or any other person in respect of the Secured Obligations and the obligations and liabilities under this Charge.

12.2 The security created by this Charge shall not be considered satisfied or discharged by any intermediate payment or satisfaction of the whole or part of the Secured Obligations but shall be a continuing security and shall extend to cover any sum which shall for the time being constitute the balance due or expressed to be due from the Chargor to the Chargee in respect of the Secured Obligations.

12.3 If the Chargee received notices on any Encumbrance subsequently created or other rights (no matter actual or determine), and such Encumbrance or rights may affect the Charged Securities or any part of it, the Chargee has the right to open or more than one account for such Encumbrance or right. If the Chargee does not open new account, it should be deemed that the Chargee has open a new account at the time it receive the notice, and the from that time all money paid by the Chargor to the Chargee should be credited to such new account but not to reduce the amount of the Secured Obligations at the time when the Chargee received the notice.

13.	Expenses

13.1         Each party should itself borne the expenses resulted from the draft, negotiation and entering into this Charge (including the legal fee).

14.	MISCELLANEOUS

14.1 This security and the rights of the Chargee hereunder shall not be affected by any act, omission, fact, circumstance, matter or thing which, but for this provision, might operate to release or otherwise exonerate the Chargor from its obligations hereunder, including, without limitation, and whether or not known to the Chargee:

(1)	any time or indulgence granted to the Chargor or any other person;

(2)	the taking, variation, compromise, renewal or release of, or refusal or failure to perfect or enforce or realise any rights, remedies or securities against any of the Chargor or any other person;

(3)	any want of authority by any person purporting to act on behalf of the Chargor or any other person;

(4)	any amendment to, or variation of the terms of this Charge;

(5)	the Chargor or any other person not being or ceasing to be legally liable for discharging any obligation or liability undertaken or purported to be undertaken on its behalf;

(6)	the illegality, invalidity or unenforceability of or any defect in any provision of this Charge;

(7)	the lapse or expiry of applicable limitation period;

(8)	the absorption, amalgamation, reconstruction or reorganization or other change in the constitution of the Company or any other person;

(9)	the winding-up, liquidation or dissolution of the Company, the Chargee or any other person; and

(10)
any other act, omission, event of thing whatsoever which but for this provision would or might afford an equitable defence to a surety or otherwise operate to discharge, impair or affect the obligations or liabilities of the Chargor hereunder.

14.2        The release of any obligations between the Chargee and the Chargor, is conditional upon no avoidance or reduction on the security, dispose payment towards the Chargee by the Chargor or any other person due to any bankruptcy or liquidation. If such avoidance or reduction happens, the Chargee can execute the regulations under this Charge towards the Chargor in a way deemed such release not yet happen.

14.3 This Charge shall continue to be effective or, as the case may be, shall be reinstated if at any time payment of any sums paid to the Chargee or hereunder must be rescinded or otherwise repaid or restored by the Chargee upon the bankruptcy, liquidation, reorganization or otherwise of the Chargor (whether as a fraudulent preference or otherwise).

14.4 No payment to the Chargee under this Charge pursuant to any judgment or order of any court or otherwise shall operate to discharge any obligation or liability of the Chargor in respect of which it was made unless and until payment in full shall have been received in the currency in which such obligation or liability was incurred.  To the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of the amount of such obligation or liability expressed in that currency, the Chargee shall have a further separate cause of action against the Chargor for the recovery of the amount of the shortfall.

14.5 The Chargor undertakes on demand fully and effectually to indemnify and at all times keep indemnified the Chargee against any claim, demand, action, proceeding, liability, loss, damage, penalty, interest, cost, charge or expense, legal or otherwise, taken, made, threatened, sustained or incurred by or against the Chargee for anything done, permitted or omitted in the exercise or purported exercise of any of the powers of the Chargee under or pursuant to this Charge.

14.6 Save as may be expressly provided herein to the contrary, time is of the essence of this Charge.  No failure or delay on the part of the Chargee to exercise any power, right or remedy under this Charge shall operate as a waiver thereof nor shall a waiver by the Chargee of any particular default by the Chargor affect or prejudice the power, right or remedy of the Chargee in respect of any other default or any subsequent default of the same or a different kind nor shall any single or partial exercise by the Chargee of any power, right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other power, right or remedy.  The powers, right and remedies provided in this Charge are not exclusive of any power, right and remedies but are cumulative and in addition to every other power, right and remedy now or hereafter existing at law, in equity, by statute or contract or otherwise.

14.7 If at any time any provision of this Charge is or becomes illegal, invalid or unenforceable in any respect, neither the legality, validity or enforceability of the remaining provisions of this Charge nor the legality, validity or enforceability of such provision shall in any way be affected or impaired thereby.

14.8 The Chargor hereby undertakes that it shall, entirely at its own expense, immediately upon demand by the Chargee make, execute, do and perform, or cause or procure to be made, executed, done and performed, by it and/or use its best endeavors to procure to be made, executed, done and performed by other necessary parties (if any), all such further acts, agreements, assignments, assurances, bills, contracts, deeds, documents, evidences of indebtedness, indemnities instruments, letters, loan notes, notices, powers of attorney, promissory notes, receipts, securities, undertakings, matters and things as the Chargee shall reasonably require to perfect or improve the security afforded or created, or intended to be afforded or created by this Charge.

14.9         A certificate of the Chargee of the amount of the Secured Obligations outstanding and due at any time hereunder shall, in the absence of manifest error, be binding and conclusive on the Chargor.

15.	ASSIGNMENT

15.1 This Charge shall be binding on and shall ensure to the benefit of the parties and their respective executors, administrators, successors and assigns provided that the Chargor may not Dispose of its rights or obligations hereunder without the prior written consent of the Chargee.

15.2 The Chargee may at any time without the consent of or notice to the Chargor assign its rights and benefits hereunder or any part thereof to anyone.  Such assignee shall have the same rights and benefits and/or obligations against the Chargor under this Charge as if it were an original party thereto in respect of its rights and benefits and/or obligations assigned to it.  The Chargee may disclose to a potential assignee or any other person proposing to enter into contractual arrangements with it in relation to this Charge such information about the Chargor as it may think fit.

16.	INDEMNITY

16.1 Independently of any other terms, conditions and stipulations herein, the Chargor agrees that if, for any reasons whatsoever, its obligations under any of the provisions hereof is or becomes or proves to be unenforceable or shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, it shall grant to the Chargee a complete indemnity and will pay to the Chargee all sums necessary to make good and to compensate the Chargee for all losses, damages, costs, disbursements and liabilities suffered or incurred by the Chargee as a direct or indirect result of such illegality, invalidity or unenforceability.

17.	NOTICES

17.1 Save as otherwise provided herein, all notices or other communications required or permitted hereunder:

(1)	shall be in writing and may be sent by postage prepaid mail (by airmail if to another jurisdiction), facsimile or personal delivery;

(2)
shall be sent to the relevant party at the facsimile number or address from time to time designated by that party to the other party, the initial facsimile number and address so designated by each party is set out under its name on the first page of this Charge;

(3)	the notice sent by the Chargor or the Chargee shall not be effective until actually received by the other party; and

(4)
if sent to the Chargor shall be deemed to have been given or made to and received by the Chargor (a) within three days after the date of posting, if sent by mail; (b) when delivered, if delivered by hand; and (c) on dispatch, if sent by facsimile.

17.2        The Chargor hereby irrevocably appoint Mr Foo Tin Chung, Victor at Room 605, Beautiful Group Tower, 77 Connaught Road Central, Hong Kong as the its agent to accept the service of process out of the courts arising out of this Charge. The Chargor further agree to appoint an agent in Hong Kong to accept the service of process out of the courts, and keep other parties informed the name and address of such agent. The delivery to the agent is deemed to deliver to the party who appoint the agent. The clause 6.1 is also applicable to the agent of the Chargor.

18.	LAW AND JURISDICTION

18.1        This Charge shall be governed by and construed in accordance with the laws of Hong Kong. The Chargor hereby irrevocably agree that the laws of Hong Kong are not its exclusive jurisdiction.

18.2        This Charge does not limit the Chargee to arise any legal processes towards the Chargor in other country or district court which has jurisdiction, and does not limit any delivery method allowed. The Chargee may file a lawsuit in one or a few countries or districts courts which has jurisdiction, and can file a lawsuit in other country or district court which has jurisdiction, no matter they are filed at the same time or not. The Chargor hereby irrevocably waives any objection to any proceedings in any such courts on the basis of forum non-convenience.  The Chargor agrees that a judgment in any proceedings brought in any such courts may be enforced in any other jurisdiction by suit on the judgment or in any other manner permitted by law.

18.3 The Chargor hereby consents to the service of process out of the courts of Hong Kong by the mailing of a copy or notice thereof by postage prepaid mail to the address of the Chargor from time to time designated by the Chargor to the Chargee pursuant to Clause 17.1(2) and confirms that failure by the Chargor to receive such copy or notice shall not prejudice due service.

IN WITNESS whereof the Chargor has executed this Charge the day and year first above written

Chargor
Signed, sealed and delivered by	)
For and on behalf of	)
VITAL GLEE DEVELOPMENT LIMITED	)
in the presence of:	)

Chargee
Signed, sealed and delivered by	)
For and on behalf of	)
Jinheng Automotive Safety Technology	)
Holdings Limited	)
in the presence of:	)

Attachment I

Instrument of Transfer

Jinheng (BVI) Limited

VITAL GLEE DEVELOPMENT LIMITED，a company incorporated in British Virgin Islands which registered office is at P.O. Box 438, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Transferor”) for value received, subject to the several conditions upon which the Transferor holds the same at the time of execution hereof, do hereby transfer the               shares of HK$0.01 each standing in the name of the Transferor in the register of Jinheng (BVI) Limited (the “Company”) to Jinheng Automotive safety Technology Holdings Limited which registered office is at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands (the “Transferee”)。

The Transferee does hereby agree to take the said shares subject to the same conditions.

Date：

Transferor	Transferee

Attachment II

Resignation Letter

Date:

To：	Jinheng (BVI) Limited
The board of directors

To Whom it May Concern：

I，                   (I.D. Card no.                      )，hereby unconditionally and irrevocably resign the directorship in the Jinheng (BVI) Limited (the “Company”)  with effective on                               .

I confirm that I have no claim against the Company in respect of compensation, salaries, expenses, loss or others.

Signed and delivered by	)
In the witness of	)

Attachment III

Written Resolution of Change of Directors

Jinheng (BVI) Limited (the “Company”)
(Incorporated in the British Virgin Islands with limited liability)

WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY (“BOARD”) IN ACCORDANCE WITH THE ARTICLES OF THE COMPANY AS AT [ ]

1.	Change of directors

There was tabled the following documents for this resolution

(1)	A directorship resignation letter signed on [ ]；

(2)	A directorship resignation letter signed on [ ]；

([ ] and[ ], collectively “Resigned Directors”)

After careful consideration of the documents tabled, it was unanimously resolved that:

(1)	Accept the resignation of the Resigned Directors with effective on the date of this resolution passed; and

(2)	Agreed to appoint the following person as the director of the Company with effective on the date of this resolution passed:-

Name: Date:	Name: Date:

Attachment IV

Written Resolution of Share Transfer

Jinheng (BVI) Limited (the “Company”)
(Incorporated in the British Virgin Islands with limited liability)

WRITTEN RESOLUTION OF THE BOARD OF DIRECTORS OF THE COMPANY (“BOARD”) IN ACCORDANCE WITH THE ARTICLES OF THE COMPANY AS AT [ ]

1.	Transfer of Shares
subject to the relevant Bought and Sold Notes and Instrument of Transfer duly executed and stamped, after careful consideration and discussion, the Board agreed the following transfer of shares:

Transferor	Transferee	No. of shares

Jinheng Automotive
Safety Technology
Holdings Limited

The Board authorizes any one director of the Company to execute the share certificate for ____________________________in related to the new shares and that the seal of the Company be affixed thereon, and enter the name of the Transferee to the register of members of the Company as the register holder of _______________share of the Company.

The Board also approves to cancel the ____________________shares issued to_______________________.

Name: Date:	Name: Date:

[Remarks] This document is the translation from original in Chinese, and all contents are subject to the original version with signatures.

Attachment V

English Summary of Trademark License Agreement

This agreement is signed on the date of July 10, 2010 by the following two parties:

(1)
Jinheng Automotive Safety Technology Holdings Limited, a corporation duly formed under the laws of the People Republic of China, with its registered and operating place at No. 16, Block 4, Bohai Street, Economic and Technology Development Zone, Jinzhou City, Liaoning Province of PRC.(the owner of trademark, hereinafter refers to “the owner of trademark”)

(2)
Jinheng Automotive Eletronic (HongKong) Limited, a corporation duly formed under the laws of the People Republic of China, with its registered place at Floor 14 Printing House, 6 Duddell Street, Central HongKong (the licensee of trademark, hereinafter refers to “the licensee of trademark”)

Whereas,

Jinheng Automotive Safety Technology Holdings Limited, a corporation duly formed under the laws of the People Republic of China, with its registered and operating place at No. 16, Block 4, Bohai Street, Economic and Technology Development Zone, Jinzhou City, Liaoning Province of PRC, which is the owner of all trademarks listed in Appendix 1 (hereinafter refers to “the licensed trademark”)

The licensee desires to utilize the Name in China upon and in connection with the goods, services ( hereinafter refers to “goods and services”) prescribed in Appendix 2 and Appendix 3 hereinafter described, which was granted by the owner.

Now, therefore, in consideration of the mutual promises herein contained, it is hereby agreed:

1

Definition

Unless otherwise specified in writing by the Parties, the following terms in this Agreement shall be interpreted to have the following meanings:

Independent shareholder   for the purpose of approving the Disposal, Shareholders other than the Purchaser and its associate, including but not limited to the Controlling Shareholder; and (ii) for the purpose of approving the Supply Agreements, Shareholders other than Mr. Zhao and Wonder Auto Technology and their respective associates, including the Controlling Shareholder
HKEx                     means Hong Kong Exchanges and Clearing Limited
Listing Rules         The Rules Governing the Listing of Securities on the HongKong Stock Exchange

“Equity transfer Agreement” is signed by the Listing Company as the seller, and Vital Glee Development Limited as the buyer, and Vital Glee Development Limited hereby consents to acquire and the Listing Company consens to sell all the outstanding shares issued by Jinheng BVI.

1.	(a)
WHEREAS, Licensee had paid 1 Renminbi as the licensed fee to the owner, owner hereby grants to Licensee to utllize such Licensed Trademarks during the Licensed Term and in the Licensed Territory for the purpose of provision of Licensed Services.

(b)	The licensee is granted to have the non-exclusive right to utlize the Trademarks by this agreement.

(c)
Any amendments or supplements to this Agreement shall take effect if any amendments or supplements to the licensed trademark during the Licensed Territory for the purpose of provision of Licensed Services. If necessary, parties consent to sign a new trademark license agreement.

2

(d)
The licensee hereby is granted to relicense the rights and obligations, and upon the licensed trademarks to third parties (including but not limited the subsidiaries and the affiliates to the licensee) without the prior consent by the owner. Relicense will terminate at the termination of this contact.

(e)	Any corresponding amendments and supplements should not be made to this agreement upon the any amendments and supplements made to the trademark appendixes by the parties.

(f)	In addition to The License Fee under Article 1(a), nothing shall be hereof paid by the licensee. Any royalties upon the goods and the services hereby shall not be paid by the licensee.

2.
(a)    The licensee has undertaken with the owner that it will only use the licensed Trademarks on specified products, and the owner also consents not to use the licensed trademarks other than the automobile safety airbags system and safety belts system business, and not to relicense the trademarks to the independent third parties. It is also agreed under the Trademark Licence Agreement that the owner will not use the licensed trademark upon the specified goods and services to aviod competition with eh licensee.

(b)    The owner irrecoverably and unconditioned promises to take all legal actions to ensure (i) who be duly the sole owner of the licensed trademark, (ii) who duly has the sole right to utilize the licensed trademark, except prescribed herein, (iii) ensuring no mortgage on the licensed trademake, except prescribed herein, and (iv) ensure no infringement on the Intelligence Property owned by independent third parties.

(c) The owner irrecoverably and unconditioned promises to take all legal actions to ensure validity of the trademark to protect the bilateral common interests.

(d) Documents, information and data in respect of the licensed trademark should be provided upon the request of the licensee.

3

3.
Any changes to the letter, pattern, combinations in connection of the trade mark should be forbiddened without permission in writing by the owner.  Licensee could not use Such Licensed Trademarks should not be utlized byond the scope of the goods and services.

4.	Printing the licensed trademarks on the licensee’s own is granted by the owner.
5.
Once any infringements by any third parties of the rights contained in the Licensed Trademarks found, notification should in no time made to the owner. No action should be done by the licensee without consent in writing by owner.

6.
The ownership and legal interest of the owner on the licensed trademark is ensured by the licensee. Any infringements made by the licensee upon the licensed trademark in any form should be forbidden, especially expression of ownership of the licensee should be forbidden.

7.	(a) The Trademark Licence Agreement shall become effective upon the following conditions precedent being satisfied:

(i) the passing by the Independent Shareholders at the EGM of the necessary resolution to approve by the independent shareholders of the licensee, Jinheng Automotive Safety Technology Holdings Limted the transactions contemplated thereunder, including but not limited to the Trademark Licence Agreement;

(ii) All the pre-requisite to the Equity Transfer Agreement should be satisfied; and

(iii)the consents and authorizations necessarily required to be obtained on the part of Jinzhou Jinheng and Jinheng Electronic HK in respect of the Trademark Licence Agreement and the transactions contemplated thereunder having been obtained.

(b)
The agreement will be terminated if the pre-requsites prescribed in the 7(a) upon or before December 31, 2010, excluding the breach before the termination. Parties should not undertake the responsibilites and obligations.

(c)	Written notification can be given by the owner to terminate the licensed term, if one of the following conditiones occur, without considering the above presribed.

4

i)	Unable to perform the obligations prescribed under the agreement, and taking no actions to remedy the bereach within 30 days.

ii)	Being insolvent in maturity debt, or being insolvent in maturity debt in written form, or being unable to allocate the profit payable.

iii)	To file a petition in bankrupcy by licensee.
iv)	Being adjudicated a bankrupt by the Licensee or if a petition in bankruptcy is filed against Licensee,

v)	existing normal operating can not be continued by the licensee as the result of the government, law and political systems.

7.	The agreement will come into effect upon the date of pre-requsites prescribed in Article 7(a) are satisfied, will be effective during the licensed term.

9.           The agreement is govermed and constructed under the laws of the PRC.

[signature page follows]

5

Owner’s signature and seal

Name,
Title,
Date,

Licensee’ s signiture and seal

Name
Title
Date,

6

Appendix I

Licensed Trademark

7

Appendix II

Applied Commodity

The design, manufacture and sales of auto parts (not including but not limited to, auto safety products) and other products, but not including auto safety airbag system and auto seat belt system.

8

Appendix III

Applied Service

To provide inspection services, and issuing inspection reports, development and design for auto parts (not including but not limited to, auto safety products) and other products, but not including auto safety airbag system and auto seat belt system.

9

Attachment VI

Part A

Great Idea Supply Agreement

Date: July 10, 2010
__________________________

English Summary of Supply Agreement
__________________________

Between

Beijing Jinheng Great Idea Auto Electronic System Co., Ltd.
(as Supplier)

And

Jinzhou Jinheng Automobile Safety System Co., Ltd.
(as Buyer)

Contents
No.	Clause

1.	Definition

2.	Pre-conditions

3.	Supply

4.	Price and payment terms

5.	Delivery and acceptance

6.	Notice and delivery

7.	Effective, validity, termination and covenant

8.	Force majeure

9.	Default

10.	Agreement characteristic

11.	Dispute settlement

Execution _____________________________________________________

This supply agreement was singed on July 10, 2010 between by:

(1)
Beijing Jinheng Great Idea Auto Electronic System Co., Ltd. (and / or its affiliated companies, hereinafter referred as “Supplier”) , a corporation duly formed under the laws of People Relisting of China, with its registered place at 38-2, No.2 Jingyuan North Street, Eco. & Tech. Development Zone, Beijing, China.

(2)
Jinzhou Jinheng Automobile Safety System Co., Ltd. (and / or its affiliated companies, hereinafter referred as “Buyer”) , a corporation duly formed under the laws of People Relisting of China, with its registered place at No.16, Block 4, Bohai Street, Eco. & Tech. Development Zone, Jinzhou City, Liaoning Province, China.

Whereas,

1.	The Supplier is mainly engaged in R&D, designing, manufacturing and selling of Auto electronic facilities and suppling service in Auto electronic control technologies.

2.	The Buyer is mainly engaged in designing, manufacturing and selling of Auto air bag system and safety belt system.

3.
The Supplier is willing to supply (including manufacturing and / or selling), in accordance with the items in this agreement, auto electronic parts to Buyer. Buyer is also willing to buy related goods from Supplier.

Now, therefore, both parties, on the base of mutual benefit, it is hereby agreed:

1.	Definition

Unless otherwise specified in writing by the Parties, the following terms in this Agreement shall be interpreted to have the following meanings:

1.1	“China”, the People’s Relisting of China excluding Hong Kong, Macau and Taiwan for the purpose of this agreement.

1.2	“Force majeure”, Nature disasters like earthquake, typhoon, floods, or other severe weather, etc. or objective conditions like fire, social chaos, war, strike that could not be forecasted or avoided.

1.3	“Independent shareholder”, for the purpose of approving the Disposal, Shareholders other than the Purchaser and its associate, including but not limited to the Controlling Shareholder;.

1.4	“Effective Term”, Effective period described in clause 7.

1.5	“Goods”, products that Supplier and Buyer agree to supply and purchase.

1.6	“HK Ex”, means Hong Kong Exchanges and Clearing Limited.

1.7	“Listing rules”, the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange.

1.8	“Affiliates”, defined as Chapter 1 of listing rules.

1.9	“Business day”, days in Chinese Solar calendar excluding legal holidays.

1.10	“HK dollar”, legal currency used in Hong Kong Special Administrative Region.

1.11
“Equity transfer Agreement”,  signed by the Listing Company as the seller, and Vital Glee Development Limited as the Buyer, and Vital Glee Development Limited hereby consents to acquire and the Listing Company consens to sell all the outstanding shares issued by Jinheng BVI..

2.	Pre-conditions

2.1	This agreement will come into effect upon following pre-requsites being satisfied,

(i)
the passing by the Independent Shareholders at the EGM of the necessary resolution to approve by the independent shareholders of Jinheng Automotive Safety Technology Holdings Limted (listing company) ;

(ii)	All the pre-requisite to the Equity Transfer Agreement should be satisfied; and

(iii)	consents and authorizations necessarily required to be obtained in respect of the supply agreement and the transactions contemplated thereunder having been obtained.

2.2
Both parties should try their best to meet the pre-requsites described in Article 2.1, especially provide all information and documents required by the laws, regulations, rules to the Supplier, HKEx and other regulation agencies.

2.3
The agreement will be terminated if the pre-requsites prescribed in the 7(a) upon or before December 31, 2010, excluding the breach before the termination. Parties should not undertake the responsibilites and obligations.

3.	Supply

3.1	Buy should purchase the goods under the order of the agreement during the term, in accordance with the items and conditions prescribed in the agreement.

3.2	Supplier shall manufacture and sell the goods under the order of the agreement during the term in accordance with the items and conditions prescribed in the agreement.

4.	Price and Payments

4.1	Otherwise a new supply agreement signed, the price should be set under the fair value each month.

4.2	Supplier should release invoice for the goods they submit to Buyer and Buyer should pay for it in 30 days starting from the invoice date.

4.3
From the effective date of this agreement to December 31, 2010 and the year of 2011 and 2012, the total annual amount that Buyer should purchase from Supplier should not exceed RMB50 million, RMB70 million and RMB90 million.

5.	Delivery and acceptance

5.1	Supplier should try to comply with delivery date prescribed in the detailed agreement, and Buyer reserve the right to pursue legal actions against the Supplier except the item 8 below.

5.2	Delivery destination given in written form to the Supplier will be nominated by the Buyer. All freights specified in this agreement are imposed upon the Buyer to avoid dispute.

5.3	If any unconformity with the order was found by the Buyer, notification should be given by the Buyer to explain the reason of being unconformity upon arriving at the destination place.

5.4
If notification was no given stated as above, the goods will be understood as qualified in every respect, the Buyer will be understood to accept the delivery of goods, and no legal repesponsibilites will be impose upon the Supplier.

5.5	All risks and liabilities will be transferred to Buyer when goods arrived in delivery destination,

6.	Notice and Delivery

6.1	All notices or other materials released from one party to another under the requirements of the agreement can be sent to the other side by fax or post. The address and fax number are as follows:

To the Supplier:
Beijing Jinheng Greatidea Auto Electronical System Co., Ltd.
Address: 38-2, No.2 Jingyuan North Street, Eco. & Tech. Development Zone, Beijing, China
Fax: 010-67856562

To the Buyer:
Jinzhou Jinheng Automobile Safety System Co., Ltd.
Address: No.16, Section 4, Bohai Street, Eco. & Tech. Development Zone, Jinzhou, Liaoning, China
Fax: 0416-3585717

6.2	The materials sent by post will be regarded as received seven days after posting if the mail were not rejected to the Supplier.

6.3	The materials sent by fax will be regarded as received on the same day if the sender received confirmation.

7.	Effective, Term, Termination and Covenant

7.1	This agreement will come into effect from the date of pre-requsites being satisfied to December 31, 2012 under the requirement of the Article 2.

7.2
During the term, Supplier should terminate agreement in written form under the condition of no approval of Supplier, their listing company or shareholder of listing company. This agreement will be terminated on the day of Buyer receiving Supplier’s notice.

7.3
Under the condition of no influence of Article 7.2, during the term, one party breaks agreement term continually and badly, and no supplement in 30 days, the other party has right to terminate this agreement in written form.

7.4	During the validity, the agreement will terminate in any below conditions:

（i）	One party is announced bankrupt;

（ii）	One party is liquidation (excluding the purpose of merger, restructuring);

（iii）	One party stops operation or will stop operation.

7.5	Failure, delay of the payee to exercise any right or any partial right under this regulation shall not operate as a waiver thereof.

7.6	The termination right in Article 7.3 is no influence of disobeyed side’ recognized right or right to compensation (if applicable).

7.7	Both parties commit that permit the auditors of the listing company to audit the accounts of agreement deals, to release report on the transaction under the agreement..

8.	Force majeure

8.1	The force majeure side can exempt responsibility of default, and inform the other side in official certificate form.

9.	Default

9.1	Compensation should be made by the default party to the other for the exonomic losses incurred.

9.2	Penalty should be paid by default party to the other for the breach of the agreement under the laws and regulations.

10.	Nature of Agreement

10.1	It is agreed that Buyer has right to request Supplier to supply goods as they required; Suppler have right to share and performance its right and responsibility with their nominated company.

10.2	No partenership between the Buyer and the Supplier will be formed by this agreement.

10.3	This agreement includes all the terms between Supplier and Buyer, supersedes former agreements. Otherwise authorize in written form by two parties, it can not be revised.

10.4	Both parties conform that, both parties have no other promise or terms except articles required by the agreement.

10.5	If any term in this agreement is identified by any Court or other official agency as invalidity or partial invalidity, and other terms are valid to effect

11.	Dispute Settlement

11.1	This agreement is governed and construted under the laws of People Republic of China.

11.2	Both parties should settle the dispute on the basis of friendly discussion. Any party can litigate to presidial People’ Court if no settlement can be made.

This agreement may be excuted by parties hereto in quadruplicate, and come into effect by signiture of the authorized representatives and seal of the parties.

[signature page follows]

The Supplier:
Beijing Jinheng Great Idea Auto Electronic System Co., Ltd.

Signature:

The Buyer:
Jinzhou Jinheng Automobile Safety System Co., Ltd.

Signature:

[Remarks] This document is the translation from original in Chinese, and all contents are subject to the original version with signatures.

Attachment VI

Part B

Winner Supply Agreement

Date: July 10, 2010
__________________________

English Summary of Supply Agreement
__________________________

Between

Shanxi Winner Auto Parts Co., Ltd.
(as Supplier)

And

Jinzhou Jinheng Automobile Safety System Co., Ltd.
(as Buyer)

Contents

No.	Clause

1.	Definition

2.	Pre-conditions

3.	Supply

4.	Price and payment terms

5.	Delivery and acceptance

6.	Notice and delivery

7.	Effective, validity, termination and covenant

8.	Force majeure

9.	Default

10.	Agreement characteristic

11.	Dispute settlement

Execution _________________________________________________

This supply agreement was singed on July 10, 2010 between by:

(1)
Shanxi Winner Auto Parts Co., Ltd. (and / or its affiliated companies, hereinafter referred as “Supplier”) , a corporation duly formed under the laws of People Relisting of China, with its registered place at No. 12, Wuluo Street, Taiyuan E&D Zone, Shanxi Province, China.

(2)
Jinzhou Jinheng Automobile Safety System Co., Ltd. (and / or its affiliated companies, hereinafter referred as “Buyer”) , a corporation duly formed under the laws of People Relisting of China, with its registered place at No.16, Block 4, Bohai Street, Eco. & Tech. Development Zone, Jinzhou City, Liaoning Province, China.

Whereas,

1.	The Supplier is mainly engaged in R&D, designing, manufacturing and selling of Auto safety airbag inflator and other auto parts.

2.	The Buyer is mainly engaged in designing, manufacturing and selling of Auto air bag system and safety belt system.

3.
The Supplier is willing to supply (including manufacturing and / or selling), in accordance with the items in this agreement, auto safety airbag inflator and other auto parts to Buyer. Buyer is also willing to buy related goods from Supplier.

Now, therefore, both parties, on the base of mutual benefit, it is hereby agreed:

1.	Definition

Unless otherwise specified in writing by the Parties, the following terms in this Agreement shall be interpreted to have the following meanings:

1.1	“China”, the People’s Relisting of China excluding Hong Kong, Macau and Taiwan for the purpose of this agreement.

1.2	“Force majeure”, Nature disasters like earthquake, typhoon, floods, or other severe weather, etc. or objective conditions like fire, social chaos, war, strike that could not be forecasted or avoided.

1.3	“Independent shareholder”, for the purpose of approving the Disposal, Shareholders other than the Purchaser and its associate, including but not limited to the Controlling Shareholder;.

1.4	“Effective Term”, Effective period described in clause 7.

1.5	“Goods”, products that Supplier and Buyer agree to supply and purchase.

1.6	“HK Ex”, means Hong Kong Exchanges and Clearing Limited.

1.7	“Listing rules”, the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange.

1.8	“Affiliates”, defined as Chapter 1 of listing rules.

1.9	“Business day”, days in Chinese Solar calendar excluding legal holidays.

1.10	“HK dollar”, legal currency used in Hong Kong Special Administrative Region.

1.11
“Equity transfer Agreement”,  signed by the Listing Company as the seller, and Vital Glee Development Limited as the Buyer, and Vital Glee Development Limited hereby consents to acquire and the Listing Company consens to sell all the outstanding shares issued by Jinheng BVI..

2.	Pre-conditions

2.1	This agreement will come into effect upon following pre-requsites being satisfied,

(i)
the passing by the Independent Shareholders at the EGM of the necessary resolution to approve by the independent shareholders of Jinheng Automotive Safety Technology Holdings Limted (listing company) ;

(ii)	All the pre-requisite to the Equity Transfer Agreement should be satisfied; and

(iii)	consents and authorizations necessarily required to be obtained in respect of the supply agreement and the transactions contemplated thereunder having been obtained.

2.2
Both parties should try their best to meet the pre-requsites described in Article 2.1, especially provide all information and documents required by the laws, regulations, rules to the Supplier, HKEx and other regulation agencies.

2.3
The agreement will be terminated if the pre-requsites prescribed in the 7(a) upon or before December 31, 2010, excluding the breach before the termination. Parties should not undertake the responsibilites and obligations.

3.	Supply

3.1	Buy should purchase the goods under the order of the agreement during the term, in accordance with the items and conditions prescribed in the agreement.

3.2	Supplier shall manufacture and sell the goods under the order of the agreement during the term in accordance with the items and conditions prescribed in the agreement.

4.	Price and Payments

4.1	Otherwise a new supply agreement signed, the price should be set under the fair value each month.

4.2	Supplier should release invoice for the goods they submit to Buyer and Buyer should pay for it in 90 days starting from the invoice date.

4.3
From the effective date of this agreement to December 31, 2010 and the year of 2011 and 2012, the total annual amount that Buyer should purchase from Supplier should not exceed RMB190 million, RMB250 million and RMB320 million.

5.	Delivery and acceptance

5.1	Supplier should try to comply with delivery date prescribed in the detailed agreement, and Buyer reserve the right to pursue legal actions against the Supplier except the item 8 below.

5.2	Delivery destination given in written form to the Supplier will be nominated by the Buyer. All freights specified in this agreement are imposed upon the Buyer to avoid dispute.

5.3
If any unconformity with the order was found by the Buyer, notification should be given by the Buyer to explain the reason of being unconformity upon arriving at the destination place. Any disputes arisen shall be settled within 60 days through discussion of both parties.

5.4
If notification was no given stated as above, the goods will be understood as qualified in every respect, the Buyer will be understood to accept the delivery of goods, and no legal repesponsibilites will be impose upon the Supplier.

5.5	All risks and liabilities will be transferred to Buyer when goods arrived in delivery destination,

6.	Notice and Delivery

6.1	All notices or other materials released from one party to another under the requirements of the agreement can be sent to the other side by fax or post. The address and fax number are as follows:

To the Supplier:
Shanxi Winner Auto Parts Co., Ltd.
Address: No. 12, Wuluo Street, Taiyuan E&D Zone, Shanxi Province, China.
Fax: 0351-7560619

To the Buyer:
Jinzhou Jinheng Automobile Safety System Co., Ltd.
Address: No.16, Section 4, Bohai Street, Eco. & Tech. Development Zone, Jinzhou, Liaoning, China
Fax: 0416-3585717

6.2	The materials sent by post will be regarded as received seven days after posting if the mail were not rejected to the Supplier.

6.3	The materials sent by fax will be regarded as received on the same day if the sender received confirmation.

7.	Effective, Term, Termination and Covenant

7.1	This agreement will come into effect from the date of pre-requsites being satisfied to December 31, 2012 under the requirement of the Article 2.

7.2
During the term, Supplier should terminate agreement in written form under the condition of no approval of Supplier, their listing company or shareholder of listing company. This agreement will be terminated on the day of Buyer receiving Supplier’s notice.

7.3
Under the condition of no influence of Article 7.2, during the term, one party breaks agreement term continually and badly, and no supplement in 30 days, the other party has right to terminate this agreement in written form.

7.4	During the validity, the agreement will terminate in any below conditions:
（i）	One party is announced bankrupt;
（ii）	One party is liquidation (excluding the purpose of merger, restructuring);

（iii）	One party stops operation or will stop operation.

7.5	Failure, delay of the payee to exercise any right or any partial right under this regulation shall not operate as a waiver thereof.

7.6	The termination right in Article 7.3 is no influence of disobeyed side’ recognized right or right to compensation (if applicable).

7.7	Both parties commit that permit the auditors of the listing company to audit the accounts of agreement deals, to release report on the transaction under the agreement..

8.	Force majeure

8.1	The force majeure side can exempt responsibility of default, and inform the other side in official certificate form.

9.	Default

9.1	Compensation should be made by the default party to the other for the exonomic losses incurred.

9.2	Penalty should be paid by default party to the other for the breach of the agreement under the laws and regulations.

10.	Nature of Agreement

10.1
It is agreed by both parties that the Buyer has right to request the Supplier to supply goods as they required; the Suppler has right to share and performance its right and responsibility with their nominated company.

10.2	No partenership between the Buyer and the Supplier will be formed by this agreement.

10.3	This agreement includes all the terms between Supplier and Buyer, supersedes former agreements. Otherwise authorize in written form by two parties, it can not be revised.

10.4	Both parties conform that, both parties have no other promise or terms except articles required by the agreement.

10.5	If any term in this agreement is identified by any Court or other official agency as invalidity or partial invalidity, and other terms are valid to effect

11.	Dispute Settlement

11.1	This agreement is governed and construted under the laws of People Republic of China.

11.2	Both parties should settle the dispute on the basis of friendly discussion. Any party can litigate to presidial People’ Court if no settlement can be made.

This agreement may be excuted by parties hereto in quadruplicate, and come into effect by signiture of the authorized representatives and seal of the parties.

[signature page follows]

The Supplier:
Shanxi Winner Auto Parts Co., Ltd.

Signature:

The Buyer:
Jinzhou Jinheng Automobile Safety System Co., Ltd.

Signature:

[Remarks] This document is the translation from original in Chinese, and all contents are subject to the original version with signatures.

Attachment VII

Waiver Agreement

Date: July 10, 2010

Jinheng Automotive Safety Technology Holdings Limited

Takes

Jinheng BVI Limited

As beneficiary

Waiver Agreement

This agreement is duly signed on July 10, 2010 by:
between
Jinheng Automotive Safety Technology Holdings Limited(“Jinheng Automotive”), a coporation duly formed under the laws of Cayman Islands, registered office at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman KY1-1111, Cayman Islands, with its business place at Unit 605, Beautiful Group Tower, 77, Connaught Road Central, Central, Hong Kong.
and
Jinheng (BVI) Limited (Jinheng BVI), a coproration duly formed under the laws of British Virgin Islands, with its rigisgered office at P.O.Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands

Whereas:
(1)
As of the agreement date, Jinheng BVI and its subsidiaries (excluding Shanxi Winner Auto-Parts Limited and Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd.) still owed non-current accounts(accounts receivable) to Jinheng Automotive and its subsidiaries (Jinheng Group)(excluding Jinheng BVI and its subsidiaries, but including Shanxi Winner Auto-Parts Limited and Shenyang Jinheng Jinsida Automobile Electronic Co., Ltd.). The accounts receivables includes, (i) investments in subsidiaries and acquisitions of assets by members of the Disposed Group but paid by the members of the Remaining Group ; and (ii) dividend declared by the Jinheng BVI but not yet paid to the Jinheng Automotive.

(2)	Under this agreement, Jinheng Automotive should consent and waive the accounts receivable.

Now Therefore, the parties hereto agree as follows：

1.	Jinheng hereby Automotive irrecovably and unconditioned should consent to waive all the rights, ownership, equity and intereses, including any action to sign relavent documents and booking records.
2.	Jinheng BVI hereby irrecovably and unconditioned should consent to waive all the rights, ownership, equity and intereses, including any action to sign relavent documents and booking records.
3.
This agreement is governed and constructed under the laws of HongKong Special Administrative Region of the People’s Republic of China. Jinheng Automotive hereby irrecovably and unconditioned should agree to submit to the exclusive jurisdiction of Hong Kong courts.

This agreement is signed on date of the first page of this agreement

Jinheng Automotive Safety Technology Holdings Limited

By authorized representavie____________

Under the witness____________________

Signe and Sealed

Jinheng (BVI) Limited

By authorized representavie

Under the witness

Signe and Sealed

[Remarks] This document is the translation from original in Chinese, and all contents are subject to the original version with signatures.

IN WITNESS whereof it has executed this Agreement the day and year first above written

Seller
Signed, sealed and delivered by	)
For and on behalf of	)
Jinheng Automotive Safety Technology	)
Holdings Limited	)
in the presence of:	)
/s/ CORPORATE SEAL

Buyer
Signed, sealed and delivered by	)
For and on behalf of	)
VITAL GLEE DEVELOPMENT LIMITED	)
in the presence of:	)
/s/ CORPORATE SEAL